                                                                   EXHIBIT 10.27

                     AMENDED AND RESTATED STOCK OPTION PLAN

                                       OF

                            COMPS INFOSYSTEMS, INC.


          COMPS InfoSystems, Inc., a corporation organized under the laws of the State of Delaware, hereby adopts this Stock Option Plan of COMPS InfoSystems, Inc. The purposes of this Plan are as follows:

          (1) To further the growth, development and financial success of the Company by providing additional incentives to certain of its executive and other key Employees who have been or will be given responsibility for the management or administration of the Company's business affairs, by assisting them to become owners of the Company's Class B non-voting Common Stock and thus to benefit directly from its growth, development and financial success.

          (2) To enable the Company to obtain and retain the services of the type of professional, technical and managerial Employees, consultants and independent contractors considered essential to the long-range success of the Company by providing and offering them an opportunity, to become owners of the Company's Class B non-voting Common Stock under options, including options (in the case of Employees), that are intended to qualify as "incentive stock options" under Section 422 of the Code.

                                  DEFINITIONS
                                  -----------

          Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter and the singular shall include the plural, where the context so indicates.

1.1  - Administrator
---    -------------

          "Administrator" shall have the meaning set forth in Section 6. 1 (b).

1.2  - Board
---    -----

          "Board" shall mean the Board of Directors of the Company.

1.3  - Code
---    ----

          "Code" shall mean the Internal Revenue Code of 1986, as amended.

1.4  - Committee
---    ---------

          "Committee" shall mean the Stock Option Committee of the Board, appointed as provided in Section 6. 1.

1.5  - Company
---    -------

          "Company" shall mean COMPS InfoSystems, Inc.

1.6  - Director
---    --------

          "Director" shall mean a member of the Board.

1.7  - Employee
---    --------

          "Employee" shall mean any employee (as defined in accordance with the regulations and revenue rulings then applicable under Section 3401(c) of the
Code) of the Company, or of any corporation which is then a Parent Corporation or a Subsidiary, whether such employee is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan.

1.8  - Exchange Act
---    ------------

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

1.9  - Initial Public Offering
---    -----------------------

          "Initial Public Offering" shall mean the closing of the sale of the Company's securities pursuant to an underwritten public offering.

1.10 - Incentive Stock Option
----   ----------------------

          "Incentive Stock Option" shall mean an Option which qualifies under
Section 422 of the Code and which is designated as an Incentive Stock Option by the Administrator.

1.11 - Non-Qualified Option
----   --------------------

          "Non-Qualified Option" shall mean an Option which is not an Incentive Stock Option and which is designated as a Non-Qualified Option by the Administrator.

1.12 - Officer
----   -------

          "Officer" shall mean an officer of the Company, as defined in Rule 16a-l(f) under the Exchange Act, as such Rule may be amended in the future.

1.13 - Option
----   ------

          "Option" shall mean an option to purchase Class B non-voting Common Stock of the Company, granted under the Plan. "Options" includes both Incentive Stock Options and Non-Qualified Options.

1.14 - Optionee
----   --------

          "Optionee" shall mean an Employee or other individual to whom an Option is granted under the Plan.

1.15 - Parent Corporation
----   ------------------

          "Parent Corporation" shall mean any corporation in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

1.16 - Plan
----   ----

          "Plan" shall mean this Stock Option Plan of COMPS InfoSystems, Inc.

1.17 - Rule 16b-3
----   ----------

          "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended in the future.

1.18 - Secretary
----   ---------

          "Secretary" shall mean the Secretary of the Company.

1.19 - Securities Act
----   --------------

          "Securities Act" shall mean the Securities Act of 1933, as amended.

1.20 - Subsidiary
----   ----------

          "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

1.21 - Termination of Employment
----   -------------------------

          "Termination of Employment" shall mean the time when the employee-employer relationship between the Optionee and the Company, a Parent Corporation or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death or retirement, but excluding terminations where there is a simultaneous reemployment by the Company, a Parent Corporation or a Subsidiary.

The Administrator in its absolute discretion, shall determine the effect of all other matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment; provided, however, that, with respect to Incentive Stock Options, a leave of absence shall constitute a Termination of Employment if, and to the extent that, such leave of absence interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.

1.22 - Termination of Business Relationship
----    ------------------------------------

          "Termination of Business Relationship" shall mean the time when the business relationship between the Optionee and the Company, a Parent Corporation or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by cessation of business, bankruptcy, contract termination, resignation, discharge or death. The Administrator, in its absolution discretion, shall determine the effect of all other matters and questions relating to Termination of Business Relationship.

                                       2

                             SHARES SUBJECT TO PLAN
                             ----------------------

2.1  - Shares Subject to Plan
---    ----------------------

          The shares of stock subject to Options shall be shares of the Company's $.0l par value non-voting Class B Common Stock (the "Common Stock"). The aggregate number of such shares which may be issued upon exercise of Options shall not exceed 1,719,909. The number of such shares which may be issued upon exercise of Options granted to any single Optionee shall not exceed 300,000.

2.2  - Unexercised Options
---    -------------------

          If any Option expires or is cancelled without having been fully exercised, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration or cancellation may again be optioned hereunder, subject to the limitations of Section 2.1.

2.3  - Changes in Company's Shares
---    ---------------------------

          In the event that the outstanding shares of Common Stock of the Company are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares, appropriate adjustments shall be made by the Administrator in the number and kind of shares for the purchase of which Options may be granted, including adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued on exercise of Options.

                              GRANTING OF OPTIONS
                              -------------------

3.1 - Eligibility
---   -----------

          Any executive or other key Employee of the Company or of any corporation which is then a Parent Corporation or a Subsidiary shall be eligible to be granted Options. except as provided in Section 3.2. In addition, any individual maintaining a significant business relationship with the Company or a Subsidiary shall be eligible to be granted a Non-Qualified Option.

3.2 - Qualification of Incentive Stock Options
---   ----------------------------------------

          No Incentive Stock Option shall be granted unless such Option, when granted, qualifies as an "incentive stock option" under Section 422 of the Code. Only Employees may be granted Incentive Stock Options.

3.3 - Granting of Options
---   -------------------

          (a) The Administrator shall from time to time, in its absolute discretion:

               (i)    Determine which Employees are executive or other key
       Employees;

               (ii) Determine which individuals maintain a significant business relationship with the Company or a Subsidiary;

               (iii) Select from among the executive or other key Employees and other individuals (including those to whom Options have been previously granted under the Plan) such of them as in its opinion should be granted Options; and

               (iv) Determine the number of shares to be subject to such Options granted to such selected executive or other key Employees and other individuals, and determine (in the case of Employees) whether such Options are to be Incentive Stock Options or Non-Qualified Options; and

               (v) Determine the terms and conditions of such Options, consistent with the Plan.

(b) Upon the selection of an executive or other key Employee or other individual to be granted an Option, the Administrator shall instruct the Secretary to issue such Option and may impose such conditions on the grant of such Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Administrator may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option to an Employee or other individuals that the Employee or other individual surrender for cancellation some or all of the unexercised Options which have been previously granted to him. An Option the grant of which is conditioned upon such surrender may have an option price lower (or higher) than the option price of the surrendered Option, may cover the same (or a lesser or greater) number of shares as the surrendered Option, may contain such other terms as the Administrator deems appropriate and shall be exercisable in accordance with its terms, without regard to the number of shares, price, option period or any other term or condition of the surrendered Option.

                                       4

                                TERMS OF OPTIONS
                                ----------------

4.1 - Option Agreement
---   ----------------

          Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized Officer of the Company and which shall contain such terms and conditions as the Administrator shall determine, consistent with the Plan. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to qualify such Options as "incentive stock options" under Section 422 of the Code.

4.2 - Option Price
---   ------------

          (a) The price of the shares subject to each Option shall be set by the Administrator; provided, however, that the price per share shall be not less than 100% of the fair market value of such shares on the date such Option is granted; provided, further, that, in the case of an Incentive Stock Option, the price per share shall not be less than 110% of the fair market value of such shares on the date such Option is granted in the case of an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company, any Subsidiary or any Parent Corporation.

          (b) For purposes of the Plan, the fair market value of a share of the Company's Common Stock as of a given date shall be: (i) the closing price of a share of the Company's Common Stock on the principal exchange on which shares of the Company's Common Stock are then trading, if any, on the trading day previous to such date, or, if shares were not traded on the day previous to such date, then on the next preceding trading day during which a sale occurred; or (ii) if such Common Stock is not traded on an exchange but is quoted on Nasdaq or a successor quotation system, (1) the last sales price (if the Company's Common Stock is then listed as a National Market Issue under the Nasdaq National Market) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the Company's Common Stock on the trading day previous to such date as reported by Nasdaq or such successor quotation system; or (iii) if such Common Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the mean between the closing bid and asked prices for the Company's Common Stock, on the trading day previous to such date, as determined in good faith by the Administrator; or (iv) if the Company's Common Stock is not publicly traded, the fair market value established by the Administrator acting in good faith or as otherwise provided in an agreement evidencing an Option.

4.3 - Commencement of Exercisability
---   ------------------------------

          (a) Except as the Administrator may otherwise provide with respect to Options granted to Optionees who are not Officers, no Option may be exercised in whole or in part during the first year after such Option is granted.

          (b) Subject to the provisions of Sections 4.3(a), 4.3(c), 4.3(d), and 7.3, Options shall become exercisable at such times and in such installments (which may be cumulative) as the Administrator shall provide in the terms of each individual Option; provided, however, that by a resolution adopted after an Option is granted the Committee may, on such terms and conditions as it may determine to be appropriate and subject to Sections 4.3(a), 4.3(c), 4.3(d), and 7.3, accelerate the time at which such Option or any portion thereof may be exercised.

          (c) No portion of an Option which is unexercisable at Termination of Employment or Termination of Business Relationship, as the case may be, shall thereafter become exercisable.

          (d) Notwithstanding any other provision of this Plan, in the case of an Incentive Stock Option, the aggregate fair market value (determined at the time the Incentive Stock Option is granted) of the shares of the Company's stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code) are exercisable for the first time by the Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company, any Subsidiary and any Parent Corporation) shall not exceed $100,000.

4.4 - Expiration of Options
---   ---------------------

          (a) No Option may be exercised to any extent by anyone after the first to occur of the following events:

               (i) The expiration of ten years from the date the Option was granted; or

               (ii) With respect to an Incentive Stock Option in the case of an Optionee owning (within the meaning of Section 424(d) of the Code), at the time the Incentive Stock Option was granted, more than 10% of the total combined voting power of all classes of stock of the Company, any Subsidiary or any Parent Corporation, the expiration of five years from the date the Incentive Stock Option was granted; or

               (iii) Except in the case of any Optionee who is disabled (within the meaning of Section 22(e)(3) of the Code), the expiration of three months from the date of the Optionee's Termination of Employment or Termination of Business Relationship, as the case may be, for any reason other than such Optionee's death unless the Optionee dies within said three-month period; or

               (iv) In the case of an Optionee who is disabled (within the meaning of Section 22(e)(3) of the Code), the expiration of one year from the date of the Optionee's Termination of Employment or Termination of Business Relationship, as the case may be, for any reason other than such Optionee's death unless the Optionee dies within said one-year period; or

               (v) The expiration of one year from the date of the Optionee's death.

          (b) Subject to the provisions of Section 4.4(a), the Administrator shall provide, in the terms of each individual Option, when such Option expires and becomes unexercisable; and (without limiting the generality of the foregoing) the Administrator may provide in the terms of individual Options that said Options expire immediately upon a Termination of Employment for any reason.

4.5 - Consideration
---   -------------

          In consideration of the granting of an Option. the Optionee shall agree, in the written Stock Option Agreement, to remain in the employ or in a business relationship with of the Company, a Parent Corporation or a Subsidiary for a period of at least one year after the Option is granted. Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of or in a business relationship with the Company, any Parent Corporation or any Subsidiary or shall interfere with or restrict in any way the rights of the Company, its Parent Corporations and its Subsidiaries, which are hereby expressly reserved, to discharge or to terminate the business relationship with, any Optionee at any time for any reason whatsoever, with or without cause.

4.6 - Adjustments in Outstanding Options
---   ----------------------------------

          In the event that the outstanding shares of the stock subject to Options are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares, the Administrator shall make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding Options, or portions thereof then unexercised, shall be exercisable, to the end that after such event the Optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Option shall be made without change in the total price applicable to the Option or the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in Option price per share; provided, however, that, in the case of Incentive Stock Options, each such adjustment shall be made in such manner as not to constitute a "modification" within the meaning of Section 424(h)(3) of the Code. Any such adjustment made by the Administrator shall be final and binding upon all Optionees, the Company and all other interested persons.

4.7 - Merger, Consolidation, Acquisition, Liquidation or Dissolution
---   --------------------------------------------------------------

          Notwithstanding the provisions of Section 4.6, in its absolute discretion, and on such terms and conditions as it deems appropriate, the Administrator may provide by the terms of any Option that such Option cannot be exercised after the merger or consolidation of the Company with or into another corporation, the acquisition by another corporation or person of all or substantially all of the Company's assets or 80% or more of the Company's then outstanding voting stock or the liquidation or dissolution of the Company; and if the Administrator so provides, it may, in its absolute discretion and on such terms and conditions as it deems appropriate, also provide, either by the terms of such Option or by a resolution adopted prior to the occurrence of such merger, consolidation, acquisition, liquidation or dissolution, that, for some period of time prior to such event, such Option shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in Section 4.3(a),
Section 4.3(b), and/or any installment provisions of such Option, but subject to
Section 4.3(d).

                                       5

                              EXERCISE OF OPTIONS
                              -------------------

5.1 - Person Eligible to Exercise
---   ---------------------------

          During the lifetime of the Optionee, only the Optionee may exercise an Option (or any portion thereof) granted to the Optionee. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement, be exercised by the Optionee's personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

5.2 - Partial Exercise
---   ----------------

          At any time and from time to time prior to the time when any exercisable Option or exercisable portion thereof becomes unexercisable under the Plan or the applicable Stock Option Agreement, such Option or portion thereof may be exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional shares and the Administrator may, by the terms of the Option, require any partial exercise to be with respect to a specified minimum number of shares.

5.3 - Manner of Exercise
---   ------------------

          An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following prior to the time when such Option or such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement:

          (a) Notice in writing signed by the Optionee or other person then entitled to exercise such Option or portion, stating that such Option or portion is exercised, such notice complying with all applicable rules established by the Administrator; and

               (i) Full payment (by cashier's check or wire transfer) for the shares with respect to which such Option or portion is thereby exercised; or

               (ii) With the consent of the Administrator, (A) shares of the Company's Common Stock owned by the Optionee duly endorsed for transfer to the Company or (B) subject to the timing requirements of Section 5.4, shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option, with a fair market value (as determined under Section 4.2(b)) on the date of Option exercise equal to the aggregate Option price of the shares with respect to which such Option or portion is thereby exercised; or

               (iii) With the consent of the Administrator, a promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code or successor provision) and payable upon such terms as may be prescribed by the Administrator. The Administrator may also prescribe the form of such note and the security to be given for such note. `The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law; or

               (iv) With the consent of the Administrator, any combination of the consideration provided in the foregoing subsections (i), (ii) and
      (iii); and

          (b) The payment to the Company (or other corporation) of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option; with the consent of the Committee, (i) shares of the Company's Common Stock owned by the Optionee duly endorsed for transfer or (ii) except with respect to Incentive Stock Options and subject to the timing requirements of Section 5.4, shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option, valued in accordance with Section 4.2(b) at the date of Option exercise, may be used to make all or part of such payment;

          (c) Such representations and documents as the Administrator, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Administrator may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

          (d) In the event that the Option or portion thereof shall be exercised pursuant to Section 5.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

5.4 - Certain Timing Requirements
---   ---------------------------

          Shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option may be used to satisfy the Option price or the tax withholding consequences of such exercise only (i) during the period beginning on the third business day following the date of release of the quarterly or annual summary statement of sales and earnings of the Company and ending on the twelfth business day following such date or (ii) pursuant to an irrevocable written election by the Optionee to use shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option to pay all or part of the Option price or the withholding taxes (subject to the approval of the Administrator) made at least six months prior to the payment of such Option price or withholding taxes.

5.5 - Conditions to Issuance of Stock Certificates
---   --------------------------------------------

          The shares of stock issuable and deliverable upon the exercise of an Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

          (a) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

          (b) The payment to the Company (or other employer corporation) of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option; and

          (c) The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience.

5.6 - Rights as Shareholders
---   ----------------------

          The holders of Options shall not be, nor have any of the rights or privileges of, shareholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

5.7 - Transfer Restrictions
---   ---------------------

          Unless otherwise approved in writing by the Administrator, no shares acquired upon exercise of any Option by any Officer may be sold, assigned, pledged, encumbered or otherwise transferred until at least six months have elapsed from (but excluding) the date that such Option was granted. The Administrator, in its absolute discretion, may impose such other restrictions on the transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such other restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Administrator may require the Optionee to give the Company prompt notice of any disposition of shares of stock, acquired by exercise of an Incentive Stock Option, within two years from the date of granting such Option or one year after the transfer of such shares to such Employee. The Administrator may direct that the certificates evidencing shares acquired by exercise of an Incentive Stock Option refer to such requirement to give prompt notice of disposition.

                                 ADMINISTRATION
                                 --------------

6.1 - Administration by Board or Stock Option Committee
---   -------------------------------------------------

          (a)  The Plan shall be administered by the Administrator.

          (b) Prior to the Initial Public Offering, the Administrator shall be the Board, or, in the sole and absolute discretion of the Board, the Committee. After the Initial Public Offering, the Administrator shall be the Committee.

          (c) The Stock Option Committee shall consist of two or more Directors, appointed by and holding office at the pleasure of the Board, each of whom is both (a) a "disinterested person" as defined by Rule 16b-3 and (b) an "outside director" within the meaning of Section 162(m)(4)(C)(ii) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee shall be filled by the Board.

6.2 - Duties and Powers of Administrator
---   ----------------------------------

          It shall be the duty of the Administrator to conduct the general administration of the Plan in accordance with its provisions. The Administrator shall have the power to interpret the Plan and the Options and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. Any such interpretations and rules in regard to Incentive Stock Options shall be consistent with the basic purpose of the Plan to grant "incentive stock options" within the meaning of Section 422 of the Code. In the event that the Administrator is the Committee, the Board shall have no right to exercise any of the rights or duties of the Committee under the Plan.

6.3 - Majority Rule
---   -------------

          The Administrator shall act by (a) a majority of the members of the Board, if the Board is the Administrator; or (b) a majority of the members of the Committee, if the Committee is the Administrator. The Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Committee.

6.4 - Compensation; Professional Assistance; Good Faith Actions
---   ---------------------------------------------------------

          Members of the Administrator shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities incurred by members of the Administrator in connection with the administration of the Plan shall be borne by the Company. The Administrator may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Administrator the Company and its Officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon all Optionees, the Company and all other interested persons. No member of the Administrator shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options, and all members of the Administrator shall be fully protected by the Company in respect to any such action, determination or interpretation.

                                       7

                                OTHER PROVISIONS
                                ----------------

7.1 - Options Not Transferable
---   ------------------------

          No Option or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 7.1 shall prevent transfers by will or by the applicable laws of descent and distribution.

7.2 - Amendment, Suspension or Termination of the Plan
---   ------------------------------------------------

          The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator. However, without approval of the Company's shareholders given within 12 months before or after the action by the Administrator, no action of the Administrator may, except as provided in Section 2.3, increase any limit imposed in Section
2.1 on the maximum number of shares which may be issued on exercise of Options, materially modify the eligibility requirements of Section 3.1, reduce the minimum Option price requirements of Section 4.2(a) or extend the limit imposed in this Section 7.2 on the period during which Options may be granted or amend or modify the Plan in a manner requiring shareholder approval under Rule 16b-3. Neither the amendment, suspension nor termination of the Plan shall, without the consent of the holder of the Option, impair any rights or obligations under any Option theretofore granted. No Option may be granted during any period of suspension nor after termination of the Plan, and in no event may any Option be granted under this Plan after the first to occur of the following events:

          (a) The expiration of ten years from the date the Plan is adopted by the Board; or

          (b) The expiration of ten years from the date the Plan is approved by the Company's shareholders under Section 7.3.

7.3 - Approval of Plan by Shareholders
---   --------------------------------

          This Plan will be submitted for the approval of the Company's shareholders within 12 months after the date of the Board's initial adoption of the Plan. Options may be granted prior to such shareholder approval; provided, however, that such Options shall not be exercisable prior to the time when the Plan is approved by the shareholders; provided, further, that if such approval has not been obtained at the end of said 12-month period, all Options previously granted under the Plan shall thereupon be cancelled and become null and void. The

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

Company shall take such actions with respect to the Plan as may be necessary to satisfy the requirements of Rule 16b-3(b).

7.4 - Effect of Plan Upon Other Option and Compensation Plans
---   -------------------------------------------------------

          The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company, any Parent Corporation or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company, any Parent Corporation or any Subsidiary (a) to establish any other forms of incentives or compensation for employees of the Company, any Parent Corporation or any Subsidiary or (b) to grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

7.5 - Titles
---   ------

          Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

7.6 - Conformity to Securities Laws
---   -----------------------------

          The Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan shall be administered, and Options shall be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and Options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

                                   * * * * *

          I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of COMPS InfoSystems, Inc. on January 30, 1997.

          Executed effective August 6, 1996.

                                        /s/   Robert C. Beasley
                                       -------------------------------------
                                                 Secretary

                                    * * * *

          I hereby certify that the foregoing Plan was duly approved by the shareholders of COMPS InfoSystems, Inc. on January 30, 1997.

          Executed effective August 6, 1996.

                                        /s/   Robert C. Beasley
                                       -------------------------------------
                                                 Secretary

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